Exhibit Number 99.1

AGREEMENT

by and among

AEP INDUSTRIES INC.,

THE PURCHASERS IDENTIFIED HEREIN

and

J. BRENDAN BARBA

Dated as of February 4, 2005

i

ii

AGREEMENT, dated as of February 4, 2005 (this “Agreement”), by and among AEP Industries Inc., a Delaware corporation (the “Company”), the Purchasers identified on the signature pages attached hereto (the “Purchasers”) and J. Brendan Barba (the “Founder”).

R E C I T A L S:

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), between the Purchasers and Borden Holdings, LLC, a Delaware limited liability company (“Borden”), Borden sold, transferred and assigned to the Purchasers, and the Purchasers purchased 2,174,268 shares (the “Purchased Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company;

WHEREAS, pursuant to that certain Governance Agreement, dated as of June 20, 1996, as amended on October 11, 1996 (the “Governance Agreement”), between Borden (as successor in interest to Borden, Inc., a New Jersey corporation) and the Company, the Company granted to Borden certain registration rights as provided therein, which registration rights relating to the Purchased Shares were assigned to the Purchasers pursuant to the transactions contemplated by the Purchase Agreement;

WHEREAS, the Company and the Purchasers desire to restate such registration rights as provided herein;

WHEREAS, the Governance Agreement has been terminated and is no longer of any force or effect;

WHEREAS, the parties hereto desire to provide for certain other matters as provided herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Definitions.  In addition to the terms defined elsewhere herein, the terms below shall have the following respective meanings:

(a)           “Affiliate” shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.  For the purposes of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

(b)           “Board of Directors” shall mean the Board of Directors of the Company.

(c)           “Designation Notice” shall mean written notice from Third Point to the Company and the Founder pursuant to which Third Point shall notify the Company and the Founder of its exercise of its right to designate up to two Third Point Directors pursuant to Article II, which notice shall identify each such designee therein.

(d)           “Director” shall mean a director of the Company.

(e)           “Equity Security” shall mean any (i) Common Stock, (ii) securities of the Company convertible into or exchangeable for Common Stock, and (iii) options, warrants and other rights to acquire Common Stock.

(f)            “Exchange Act” shall mean the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, in each case as amended.

(g)           “Holder” shall mean any holder of Registrable Securities.

(h)           “Indenture” shall mean that certain Indenture, dated as of November 19, 1997, between the Company and The Bank of New York as trustee), as amended from time to time.

(i)            “Noteholder Waiver” a written waiver (or waivers), in form and substance reasonably acceptable to the Purchasers holding a majority of the shares of Common Stock then held by all of the Purchasers, from the Holders (as defined in the Indenture) of at least a majority in principal amount of the outstanding Securities (as defined in the Indenture) pursuant to and in accordance with the Indenture such that the termination of the Proxy and the beneficial ownership (within the meaning of the Indenture) by the Purchasers of the power to vote the Proxy Shares (as defined in the Proxy) would not be deemed a Change of Control (as defined in the Indenture).

(j)            “Owns”, “Own”, “Owned” or “Owning” shall mean, with respect to the Common Stock, beneficial ownership, assuming the conversion of all outstanding securities convertible into or exchangeable for shares of Common Stock and the exercise of all outstanding options, warrants and other rights to acquire shares of Common Stock, provided that, for the purposes of Article II, the Founder shall be deemed to Own the Proxy Shares.

(k)           “Person” shall mean any individual, partnership (general or limited), corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or other entity.

(l)            “Proxy” shall mean an Irrevocable Proxy to vote the Proxy Shares, in the form attached hereto as Exhibit A.

(m)          “register,” “registered” and “registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

(n)           “Registrable Securities” shall mean (i) any Equity Security held by the Purchasers as of the date hereof or hereafter acquired, (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, option or other right which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Equity Security, and (iii) any Common Stock issued by way of a stock split of the Equity Security referred to in clauses (i) or (ii) above.  For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when

(w) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (x) such Registrable Securities shall have been distributed pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, (y) such Registrable Securities are sold by a Person in a transaction in which the rights under the provisions of this Agreement are not assigned, or (z) such Registrable Securities shall cease to be outstanding.

(o)           “Release” shall mean a Limited Release and Waiver, in the form attached hereto as Exhibit B.

(p)           “Repayment” shall mean the indefeasible payment in full, via the Company’s consummation of a refinancing or otherwise, of all of the outstanding indebtedness under the Securities (as defined in the Indenture).

(q)           “SEC” shall mean the Securities and Exchange Commission.

(r)            “Securities Act” shall mean the Securities Act of 1933, and the rules and regulations promulgated thereunder, in each case as amended.

(s)           “Third Point” shall mean, collectively, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Fund, Ltd., Points West International Investments Ltd., Banzai Partners L.P. and Banzai Offshore Fund, Ltd. and there respective Affiliates, successors and assigns.

(t)            “Third Point Director” shall mean any Director who is designated for such position by Third Point in accordance with Section 2.1 or 2.2.

(u)           “Third Point Representative” shall mean Third Point LLC (or its designee), which has been appointed by Third Point to act on its behalf with respect to certain matters under this Agreement as provided herein.

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.1.  Nomination of Third Point Directors.

(a)           Subject to the Certificate of Incorporation and By-Laws of the Company, as amended and in effect from time to time (but without limiting the provisions of Section 2.4), and subject to applicable law and stock exchange and securities market rules, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, promptly after the receipt by the Company and the Founder of a Designation Notice, each of the Company and the Founder shall take all necessary and desirable actions within its control (including, without limitation, calling and holding special meetings of the Board of Directors and voting all shares of Common Stock Owned thereby at a meeting, or by written consent, of the Company’s stockholders) to appoint and elect (or cause to be appointed and elected) as a Director or

Directors, (i) in the event that Third Point Owns, in the aggregate, 15% or more of the then outstanding shares of Common Stock, up to two Third Point Directors identified in such Designation Notice, or (ii) in the event that Third Point Owns less than 15% but 7.5% or more of the then outstanding shares of Common Stock, one Third Point Director, in each case within 30 days after such receipt of such Designation Notice.

(b)           In the event that Third Point’s interest is such that there are more Third Point Directors than Third Point has the right to designate pursuant to this Section 2.1 or Section 2.2, Third Point, shall promptly cause to resign, and take all other action reasonably necessary to cause the prompt removal of, that number of Third Point Directors as may be required to make the remaining number of Third Point Directors conform with the provisions of this Section 2.1 or Section 2.2, as the case may be.

(c)           No individual who is an officer, director, partner or stockholder of any competitor of the Company or any of its subsidiaries (other than a stockholder which owns less than 5% of the voting stock or power of a competitor which is a publicly-traded company) shall serve as a Third Point Director.

(d)           Each Person designated as a nominee for Director by Third Point pursuant to Section 2.1 or 2.2 shall be nominated for such position by the Nominating Committee unless the Nominating Committee, in the execution of its fiduciary duties, shall reasonably determine such designee is not qualified to serve on the Board of Directors.  If the Nominating Committee shall reasonably determine that such designee is not so qualified, Third Point shall have the opportunity to specify one or more additional designees who shall become nominees subject to the qualification set forth in the immediately preceding sentence.

SECTION 2.2.  Replacement Directors.  Subject to the Certificate of Incorporation and By-Laws of the Company, as amended and in effect from time to time (but without limiting the provisions of Section 2.4), and subject to Section 2.1, applicable law and stock exchange and securities market rules, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, (a) in the event that any Third Point Director is unable to serve, or once having commenced to serve, is removed or withdraws or resigns from the Board of Directors, such Third Point Director’s replacement (a “Substitute Third Point Director”) shall be nominated and designated by Third Point, and (b) each of the Company and the Founder shall take all necessary and desirable actions within its control (including, without limitation, calling and holding special meetings of the Board of Directors and voting all shares of Common Stock Owned thereby at a meeting, or by written consent, of the Company’s stockholders) (i) to appoint and elect (or cause to be appointed and elected) as a Director such Substitute Third Point Director promptly (but not more than 30 days) following his or her nomination by Third Point pursuant to this Section 2.2, or (ii) promptly (but not more than 30 days) following the written request of Third Point, to remove, with or without cause, any relevant Third Point Director.

SECTION 2.3.  Solicitation and Voting of Shares.

(a)           The Company shall use its best efforts to solicit from the stockholders of the Company eligible to vote for the election of Directors proxies in favor of the nominees designated in accordance with Sections 2.1 and 2.2 (as applicable).

(b)           In any election of Directors or at any meeting of the stockholders of the Company called expressly for the purpose of removing one or more Directors, Third Point will vote all shares of Common Stock Owned by it for all nominees for such election or removal in proportion to the votes cast by the other holders of shares of Common Stock voting thereon; provided, however, that Third Point may cast any or all of its votes in respect of the Common Stock Owned by it, in its sole and absolute discretion, (i) in favor of any nominee for election or removal as Director designated by Third Point pursuant to Section 2.1 or 2.2 (as applicable) and (ii) in connection with any election contest to which Rule 14a-11 under the Exchange Act applies.  For the avoidance of doubt, in all other matters submitted to a vote of the Company’s stockholders, Third Point may vote any or all shares of Common Stock Owned by it in its sole and absolute discretion.

SECTION 2.4.  Committees.  Subject to applicable law and stock exchange and securities market rules, one Third Point Director shall have the right to participate on and be a member of any committee (including, without limitation, the Compensation Committee, Audit Committee and any similar committee) of the Board of Directors, so long as Third Point is entitled to designate a Third Point Director pursuant to Section 2.1 and 2.2.

SECTION 2.5.  Certificate of Incorporation and By-Laws.  The Company shall take or cause to be taken all lawful action necessary to ensure at all times that the Company’s Certificate of Incorporation and By-Laws (in each case as amended and in effect from time to time) are not, at any time, inconsistent with the provisions of this Agreement.  In furtherance of the foregoing, so long as Third Point shall have the right to designate the Third Point Directors pursuant to Section 2.1 and 2.2, the Company agrees to submit to its stockholders, at a duly held meeting of stockholders or pursuant to a written consent of stockholders (and the Founder agrees to vote all shares of Common Stock Owned by him in favor of) such amendments to such Certificate of Incorporation and By-Laws (as applicable) as may be necessary or desirable from time to time to eliminate any such inconsistency with any provision of this Agreement contained therein.

SECTION 2.6.  Injunctive Relief.  The parties hereto hereby agree that it is impossible to measure in money the damages which will accrue to Third Point by reason of the failure of or breach by any of the Company or the Founder to perform any of its obligations set forth in this Article II.  Accordingly, in the event of any such failure or breach, in addition to any other remedy at law or in equity that Third Point may have available to it, Third Point shall have the right to specific performance of such obligations, and if Third Point shall institute any action or proceeding to enforce the provisions of this Article II, each of the Company and the Founder hereby waives any claim or defense that it may have that an adequate remedy at law is available.

ARTICLE III

REGISTRATION RIGHTS

SECTION 3.1.  Notice of Proposed Transfer.  Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 3.2, 3.3 or 3.4), the Holder thereof shall give written notice to the Company of its intention to effect such transfer.  Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel (which counsel shall be reasonably satisfactory to the Company) to the effect that the proposed transfer does not violate the terms of this Agreement and that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such security shall be entitled to transfer such security in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to an Affiliate of such Holder.  Each certificate for Registrable Securities transferred as above provided shall bear the legend set forth in Section 5.1, except that such certificate shall not bear such legend if (a) such transfer is in accordance with the provisions of Rule 144 or Rule 144A (or any other rule permitting public sale without registration) under the Securities Act or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.  The restrictions provided for in his Section 3.1 shall not apply to securities that are not required to bear the legend prescribed by Section 5.1 in accordance with the provisions of that Section.

SECTION 3.2.  Request for Registration.

(a)           At any time, and from time to time, from and after the date hereof, the Holders of at least 25% of the then outstanding Registrable Securities (the “Initiating Holders”) may request in a written notice that the Company file a registration statement under the Securities Act (or a similar document pursuant to any other statute then in effect corresponding to the Securities Act) covering the registration of any or all Registrable Securities held by such Initiating Holders in the manner specified in such notice.  Following receipt of any notice under this Section 3.2, the Company shall (i) within ten days notify all other Holders of such request in writing and (ii) thereupon will, as expeditiously as possible, use its best efforts to cause to be registered under the Securities Act all Registrable Securities that the Initiating Holders and such other Holders have, within ten days after the Company has given such notice, requested be registered in accordance with the manner of disposition specified in such notice by the Initiating Holders.

(b)           If the Initiating Holders intend to have the Registrable Securities distributed by means of an underwritten offering, the Company shall include such information in the written notice referred to in clause (i) of Section 3.2(a).  In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holders to the extent provided below.  All Holders proposing to distribute Registrable

Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters.  Such underwriter or underwriters shall be selected by the Initiating Holders holding a majority of Registrable Securities then held by the Initiating Holders and shall be approved by the Company, which approval shall not be unreasonably withheld or delayed.  No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder’s intended method of distribution and any other representations required by law or reasonably required by the underwriter.  If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Securities by written notice to the Company, the managing underwriter and the Initiating Holders.  The securities so withdrawn also shall be withdrawn from registration.

(c)           Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to effect a registration pursuant to this Section 3.2 during the period starting with the date of filing by the Company of, and ending on a date not more than 180 days following the effective date of, (i) any registration statement requested under Section 3.2(a) or 3.4 or (ii) a registration statement pertaining to a public offering of securities for the account of the Company or on behalf of the selling stockholders under any other registration rights agreement, in each case which the Holders have been entitled to join pursuant to Section 3.3; provided that (x) the Company shall actively employ in good faith all reasonable efforts to cause any such registration statement referred to in clause (i) or (ii) above to become effective as soon as possible and (y) with respect to any such registration statement involving an underwritten offering, the up to 180 day period referred to above may be reduced or waived in the discretion of the managing underwriter for such offering.

(d)           A registration requested pursuant to this Section 3.2 shall not be deemed to have been effected pursuant this Section 3.2 for purposes of Section 3.7 unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in Section 3.5(a), and (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC (other than any such stop order, injunction, or other requirement of the SEC prompted by any act or omission of Holders of Registrable Securities).

(e)           Subject to the following sentence, if a requested registration pursuant to this Section 3.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number that can be sold in such offering at a price reasonably related to the then current market value of such securities, the Company will include in such registration only the Registrable Securities requested to be included in such registration.  In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, may be sold at a price reasonably related to the then current market value of such securities, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares hereby allocated to any such Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner).  In the event that the number of Registrable Securities requested to be included in such  registration is less than the number which, in the opinion of the managing underwriter, may be sold at a price reasonably related to the then current market value of such securities, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, may be sold at a price reasonably related to the then current market value of such securities.  The Company will not include in any requested registration pursuant to this Section 3.2 any securities which are not Registrable Securities (other than securities of the Company) without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration.

(f)            If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company (collectively, a “Valid Business Reason”), the Company may postpone filing a registration statement relating to a request for registration under this Section 3.2 until such Valid Business Reason no longer exists, but in no event for more than three months from the date of the notice referred to below, and, in case any such registration statement has been filed the Company may, with respect to a registration effected pursuant to this Section 3.2, cause such registration statement to be withdrawn and its effectiveness terminated or may, with respect to a registration effected pursuant to this Section 3.2 or Section 3.4, postpone amending or supplementing such registration statement; and the Company shall give written notice (a “Delay Notice”) of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.  Upon the request of any holder of Registrable Securities included or to be included in any such registration statement, the Company will disclose to such holder the nature of such Valid Business Reason in reasonable detail provided, that such holder executes a confidentiality agreement reasonably satisfactory to the Company; provided, further, that any such confidentiality agreement shall terminate upon the public disclosure of such Valid Business Reason.  Notwithstanding the foregoing provisions of this Section 3.2(f), no registration statement filed and subsequently withdrawn by reason of any existing or anticipated Valid Business Reason as hereinabove provided shall count as one of the three registration statements effected pursuant to this Section 3.2 or Section 3.4 for purposes of Section 3.7 and the Company shall be entitled to serve only one Delay Notice (i) within any period of 270 consecutive days, if such Delay Notice relates to a request under Section 3.2(a) (or 180 consecutive days, if such Delay Notice relates to a request under Section 3.4) or (ii) with respect to any two consecutive registrations requested pursuant to this Section 3.2 or Section 3.4.

SECTION 3.3.  Incidental Registration.  Subject to Section 3.8, if at any time the Company determines that it shall file a registration statement under the Securities Act (other than a registration statement on a Form S-4 or S-8 or any successor or similar forms) on any form that also would permit the registration of the Registrable Securities and such filing to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its Common Stock to be sold for cash, the Company shall each such time promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than 30 days from the date of such notice, and advising each Holder of its right to have Registrable Securities included in such registration.  Upon the written request of any Holder received by the Company no later than 15 days after the date of the Company’s notice, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has so requested to be registered; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses (as hereinafter defined) in connection therewith), without prejudice, however, to the rights of any Holder to request such registration to be effected as a registration under Section 3.2.  If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Company), the total amount of such securities to be so registered, including such Registrable Securities, will exceed the maximum amount of the Company’s securities that can be marketed at a price reasonably related to the then current market value of such securities, then the Company shall include in such registration (i) first, all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising rights similar to those granted in Section 3.2(a) and without having the adverse effect referred to above, and (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to this Section 3.3 or is required to register on behalf of any third party exercising rights similar to those granted in Section 3.2(a) is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by the Holders pursuant to this Section 3.3 and all shares of Common Stock requested to be included by third parties exercising the rights similar to those granted in this Section 3.3; provided that if the number of Registrable Securities and other shares of Common Stock requested to be included in such registration by the Holders pursuant to this Section 3.3 and third parties exercising rights similar to those granted in this Section 3.3, together with the number of securities to be included in such registration pursuant to clause (i) of this Section 3.3, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities requested to be included in such registration by the Holders pursuant to this Section 3.3 shall be limited to such extent and shall be allocated pro rata among all such requesting Holders and third parties exercising rights similar to those granted in this Section 6.4 on the basis of the relative number of Registrable Securities each such Holder has requested to be included in such registration and the number of shares of Common Stock requested to be included in such registration by such third parties.

SECTION 3.4.  Registration on Form S-3.  If at any time (a) any Holder requests  in writing that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such requesting Holder and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such request, including, without limitation, pursuant to Rule 415 under the Securities Act, the Registrable Securities specified in such request.  Whenever the Company is required by this Section 3.4 to use its best efforts to effect the registration of Registrable Securities, each of the limitations, procedures and requirements of Sections 3.2(b), (c), (e) and (f) (including, but not limited to, the requirement that the Company notify all Holders from whom a request has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration.

SECTION 3.5.  Obligations of the Company.  Whenever required under Section 3.2 or 3.4 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

(b)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to the Holders of the Registrable Securities copies of any such amendments and supplements prior to their being used or filed with the SEC;

(c)           furnish to the Holders such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act) and such other documents and information as they may reasonably request and make available for inspection by the parties referred to in Section 3.5(d) such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

(d)           provide (i) the Holders of the Registrable Securities to be included in such registration statement, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11)

of the Securities Act), if any, thereof, (iii) the sales or placement agent, if any, therefor, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for all the Holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto;

(e)           use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this Section 3.5(e) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so;

(f)            promptly notify the selling Holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the SEC or by any Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the SEC for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement or other customary agreement cease to be true and correct in all material respects or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(g)           use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(h)           promptly notify each Holder for whom such Registrable Securities are covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading;

(i)            furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 3.2 or 3.4, if the method of distribution is by means of an underwriting, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

(j)            enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form, including, without limitation, customary indemnification provisions consistent with Section 3.10) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

(k)           use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect registration or the offering or sale in connection therewith or to enable the selling Holder or Holders to offer, or to consummate the disposition of, their Registrable Securities;

(l)            cooperate with the Holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

(m)          otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(n)           use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed or quoted; and

(o)           use its best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

For purposes of Sections 3.5(a) and (b), and with respect to (i) registration required pursuant to Section 3.2, (x) the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and (y) the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and nine months after the effective date thereof and (ii) registrations required pursuant to Section 3.4, the period of distribution of Registrable Securities in any registration (firm commitment underwritten or otherwise) shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and two years after the effective date thereof.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.5(h), such

Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.5(h), and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that any period of time during which a Holder must discontinue disposition of Registrable Securities shall not be included in the determination of a period of distribution for purposes of Section 3.5(a) and (b).

SECTION 3.6.  Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

SECTION 3.7.  Expenses of Registration.  All expenses incurred in connection with (i) each registration or attempted registration pursuant to Section 3.3, (ii) the first three registrations effected pursuant to Section 3.2 or 3.4 and (iii) any attempted registration (or partial registration deemed not to have been effected pursuant to Section 3.2 or 3.4 by operation of Section 3.2(d) or (e)) occurring prior to the third registration effected pursuant to Section 3.2 or 3.4, excluding underwriters’ discounts and commissions and excluding the fees and disbursements of counsel selected pursuant to Section 3.13 by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees (including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration and other reasonable out-of-pocket expenses of Holders, shall be paid by the Company (all such fees, expenses and other amounts payable by the Company pursuant to this Section 3.7, the “Registration Expenses”).  The foregoing provisions with respect to Registration Expenses shall in no way limit the rights of the Holders to request registration pursuant to Section 3.2 or 3.4 or the number of registrations which may be requested thereunder.

SECTION 3.8.  Underwriting Requirements.  In connection with any underwritten offering, the Company shall not be required under Section 3.3 to include Registrable Securities in such underwritten offering unless the Holders of such Registrable Securities accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

SECTION 3.9.  Rule 144 and Rule 144A Information.  With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, at all times, the Company agrees to:

(i)            make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii)           use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)          furnish to each Holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration.

SECTION 3.10.  Indemnification.  In the event any Registrable Securities are included in a registration statement under this Agreement:

(a)           The Company shall indemnify and hold harmless each Holder, such Holder’s directors (or similar Persons) and officers, and each person, if any, who controls such Holder or participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of a material fact contained in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 3.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); provided further that the Company shall not be liable to any Holder, such Holder’s directors (or Persons in similar positions) and officers or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder’s directors (or Persons in similar positions) and officers or controlling person; provided, further, that as to any preliminary prospectus or any final prospectus this indemnity agreement shall not inure to the benefit of any Holder, such

Holder’s directors (or Persons in similar positions) and officers or controlling persons on account of any losses, claims, damages or liability arising from the sale of Common Stock to any person by such Holder if such Holder or its representatives failed to send or give a copy of the final prospectus or a prospectus supplement, as the case may be (excluding documents incorporated by reference therein), as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus or final prospectus was corrected in the final prospectus or such prospectus supplement, as the case may be (excluding documents incorporated by reference therein), unless such failure resulted from non-compliance by the Company with Section 3.5(c).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

(b)           Each Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders but only with reference to written information relating to such Holder furnished to the Company expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 3.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided further that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of the shares sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

(c)           In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant Section 3.10(a) or (b), such Person (the “indemnified party”) shall promptly notify the Person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 3.10(a), the indemnified Holders holding a majority of the then outstanding Registrable Securities and, in the case of parties indemnified pursuant to Section 3.10(b), by the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this Section 3.10(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           If the indemnification provided for in Section 3.10(a) or (b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 3.10, no Holder shall be required to contribute any amount in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 3.10 shall not be exclusive and shall not limit any right or remedies that may otherwise be available to any indemnified party at law or in equity.

SECTION 3.11.  Lockup.  Each Holder shall, in connection with any registration of the Company’s securities, upon the request of the Company or the underwriters managing any underwritten offering of such securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Securities (other than that included in the registration) without the prior written consent of the managing underwriter for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that all executive officers and directors of the Company (other than executive officers and directors owning an aggregate of less than 1% of the outstanding Common Stock as of the effective date of such registration statement) shall also have agreed not to effect any sale, disposition or distribution of any Registrable Securities under the circumstances and pursuant to the terms set forth in this Section 3.11.

SECTION 3.12.  Transfer of Registration Rights.  The registration rights of any Holder under this Agreement with respect to the Registrable Securities may be transferred to any transferee of such Registrable Securities who acquires any Registrable Securities of any Holder; provided that such registration rights may not be transferred to a holder of less than 1% of the outstanding Common Stock (after giving effect to such transfer) unless such transferee is an Affiliate of Third Point (or a partner of Third Point or any of its Affiliate); provided, further, that (a) the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name, address and (if applicable) facsimile number of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred, (b) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Section, and (c) immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act.

SECTION 3.13.  Selection of Counsel.  In connection with any registration of Registrable Securities pursuant to Sections 3.2, 3.3 and 3.4, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by any such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders holding a majority of the Registrable Securities held by such remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1.  Representations of the Company.  The Company hereby represents and warrants to each Purchaser as follows:

(a)           Authority Relative to This Agreement.  The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby (the “Transactions”). The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions.  This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the Founder and the Purchasers, constitutes a legal, valid and binding obligations of the Company.

(b)           No Conflict.  The execution and delivery by the Company of this Agreement do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws (or similar organizational documents) of the Company or any of its subsidiaries (in each case, as in effect on the date hereof), (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company any or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any property or asset of the Company or any of its subsidiaries is bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the results of operations, financial condition or business of the Company and its subsidiaries, taken as a whole.

(c)           Required Filings and Consents.  The execution and delivery by the Company of this Agreement do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing by the Company with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, state blue sky and takeover laws, or (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a material adverse effect on the results of operations, financial condition or business of the Company and its subsidiaries, taken as a whole.

SECTION 4.2.  Representations of the Purchasers.  Third Point and each other Purchaser, severally but not jointly, hereby represents and warrants as follows:

(a)           Authority Relative to This Agreement.  Such Purchaser has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions.  The execution and delivery of this Agreement by such Purchaser and the consummation by such Purchaser of the Transactions have been duly and validly authorized by all necessary corporate or organizational (as applicable) action and no other corporate or organizational proceedings on the part of such Purchaser are necessary to authorize this Agreement or to consummate the Transactions.  This Agreement has been duly and validly executed and delivered by such Purchaser and, assuming the due authorization, execution and delivery hereof by the Company and the Founder, constitutes a legal, valid and binding obligations of such Purchaser.

(b)           No Conflict.  The execution and delivery by such Purchaser of this Agreement do not, and the performance of this Agreement by such Purchaser will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws (or similar organizational documents), if any, of such Purchaser, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Purchaser or by which any property or asset of such Purchaser is bound or affected, or (iii) result in a breach of or constitute a default (or any event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of such Purchaser pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Purchaser is a party or by which such Purchaser or any property or asset of such Purchaser is bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the ability of such Purchaser to consummate the Transactions.

(c)           Required Filings and Consents.  The execution and delivery by such Purchaser of this Agreement do not, and the performance of this Agreement by such Purchaser will not, require any consent, approval, authorization or permit of, or filing by such Purchaser with or notification to, any governmental or regulatory authority, domestic or foreign, except for (i) applicable requirements, if any, of the Securities Act, the Exchange Act, state blue sky and takeover laws, or (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay such Purchaser from performing its obligations under this Agreement.

SECTION 4.3.  Representations of the Founder.  The Founder hereby represents and warrants to each Purchaser as follows:

(a)           Authority Relative to This Agreement.  The Founder has all necessary power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the Transactions (including, without limitation, the transactions contemplated by the Proxy).  This Agreement has been duly and validly executed and delivered by the Founder and, assuming the due authorization, execution and delivery hereof by the Company and the Purchasers, constitutes a legal, valid and binding obligations of the Founder.

(b)           No Conflict.  The execution and delivery by the Founder of this Agreement do not, and the performance of this Agreement by the Founder will not (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Founder or by which any property or asset of the Founder is bound or affected, or (ii) result in a breach of or constitute a default (or any event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Founder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Founder is a party or by which the Founder or any property or asset of the Founder is bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the ability of the Founder to consummate the Transactions (including, without limitation, the transactions contemplated by the Proxy).

ARTICLE V

CERTAIN COVENANTS

SECTION 5.1.  Restrictive Legend.  Each certificate representing Registrable Securities shall, except as otherwise provided in Section 3.2 or this Section 5.1, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legends required to be stamped or otherwise imprinted thereon pursuant to applicable law):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 AND MAY NOT BE
TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT
HAS BEEN REGISTERED UNDER THAT ACT OR AN
EXEMPTION FROM SUCH REGISTRATION IS
AVAILABLE.”

A certificate shall not bear such legend if in the opinion of counsel reasonably satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act.

SECTION 5.2.  Amendment of or Waiver Under the Indenture.  Without the prior written consent of the Purchasers holding a majority of the shares of Common Stock then held by all of the Purchasers, which consent shall not be unreasonably withheld or delayed, the Company shall not amend or modify (or otherwise agree in any respect to do any of the same with respect

to) the definition of “Change of Control” under the Indenture in a manner that would adversely affect the Company or otherwise reduce the Common Stock or voting power ownership (including beneficial ownership within the meaning of the Indenture) thresholds pursuant to which a Change of Control under the Indenture would be deemed to occur.

SECTION 5.3.  Noteholder Waiver; Repayment.  The Company shall use commercially reasonable best efforts to obtain each applicable Noteholder Waiver or consummate a Repayment within 90 days after the date hereof.

SECTION 5.4.  Transfer of Founder’s Shares.  Until the earliest to occur of (a) the date on which the Company obtains each applicable Noteholder Waiver, (b) the consummation by the Company of a Repayment, and (c) the date on which the Proxy shall have terminated and be of no further force or effect, the Founder shall not, without the prior written consent of the Purchasers holding a majority of the shares of Common Stock then held by all of the Purchasers, sell, transfer or otherwise dispose of any of the Founder’s rights in, to or under, and the Founder shall remain the beneficial owner (within the meaning of the Indenture) of all of, the Barba Shares (as defined in the Proxy); provided, however, that the restrictions set forth in this Section 5.4 shall not apply to the Barba Shares only to the extent that the sale, transfer or other disposition of any such Barba Shares would not be deemed a Change of Control under the Indenture.

SECTION 5.5.  Execution of Proxy and Release.  Simultaneously with the execution and delivery of this Agreement (a) each of the Company and the Purchasers are executing and delivering the Release and (b) each of the Founder and Third Point (other than Third Point Offshore Fund, Ltd.) is executing and delivering the Proxy.

SECTION 5.6.  “Group” under Section 13(d)(3).  Each of Third Point and the Founder hereby acknowledges and agrees that Third Point and the Founder do not (by virtue of the Proxy or otherwise) collectively constitute a “group” (a “13D Group”) within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5(b)(1) promulgated thereunder with respect to any shares of Common Stock.  Neither Third Point nor the Founder shall take the position or otherwise file with the SEC or any other governmental authority any document or instrument in which Third Point or the Founder (as the case may be) identifies Third Point and the Founder to collectively constitute a 13D Group unless Third Point or the Founder (as applicable) shall have received a written opinion from its legal counsel to the effect that Third Point and the Founder collectively constitute a 13D Group, in which case, Third Point or the Founder (as applicable) shall promptly notify the other in writing of such opinion of counsel (a copy of which opinion shall accompany such notice).

ARTICLE VI

MISCELLANEOUS

SECTION 6.1.  Notices.  All notices, requests, claims, demands and other communications required or permitted hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by facsimile, hand delivery, mail (registered or certified mail, postage prepaid, return receipt requested) or any courier service, in each case providing reasonable proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

if to any Purchaser, to:

c/o Third Point LLC
360 Madison Avenue
24th Floor
New York, New York  10017
Attention:  Lloyd Blumberg

Chief Financial Officer

Facsimile:  (212) 224-7401

with a copy to:

Willkie Farr & Gallagher, LLP
787 Seventh Avenue
New York, New York  10019
Attention:  Michael A. Schwartz, Esq.
Facsimile:  (212) 728-8111

if to the Company, to:

AEP Industries Inc.
125 Phillips Avenue
South Hackensack, NJ  07606
Attention:  Paul M. Feeney, Executive Vice President
Facsimile:  (201) 807-6801

with a copy to:

Mayer Brown Rowe & Maw LLP
1675 Broadway
New York, New York  10019
Attention:  James B. Carlson, Esq.
Facsimile:  (212) 262-1910

If to a Transferee of Registrable Securities:

At the address and/or facsimile number set forth in the notice required to be delivered pursuant to Section 3.12.

SECTION 6.2.  Amendments; No Waivers.

(a)           Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, (i) in the case of an amendment hereof (other than any amendment of any provision of Article II or, so long as Third Point Owns, in the aggregate, less than 7.5% of the then outstanding shares of Common Stock, this Section 6.2(a)), the Company and the holders of a majority of the then outstanding Registrable Securities and (ii) in the case of an amendment of any provision of Article II or this Section 6.2(a), so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, the Company and the Third Point Representative, or, in the case of a waiver under any provision of this Agreement, by each party hereto against whom such waiver is to be effective.  Notwithstanding the foregoing, no such amendment or waiver which is adverse to the Founder’s rights hereunder or expands his obligations hereunder shall be effective without the prior written consent of the Founder.

(b)           No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or in equity.

SECTION 6.3.  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a manner mutually acceptable to the Company, the Founder, the holders of a majority of the then outstanding Registrable Securities and, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, the Third Point Representative, in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

SECTION 6.4.  Entire Agreement; Assignment.  This Agreement, the Release and the Proxy and the agreements and instruments contemplated hereby and thereby constitute the entire agreement among the parties hereto (as applicable) with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among such parties, or any of them, with respect to the subject matter hereof.  This Agreement and the rights and obligations hereunder shall not be assigned by any party hereto (by operation of law or otherwise) without the prior written consent of, with respect to any attempted or purported assignment (a) by the Company or the Founder, the holders of a majority of the then outstanding Registrable Securities and, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, the Third Point Representative, (b) by any Purchaser, the Company, the holders of a majority of the then outstanding Registrable Securities and, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, the Third Point Representative and (c) by the Founder, the Company, the holders of a majority of the then outstanding Registrable Securities and, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, the Third Point Representative; provided, however, that any Purchaser may assign all or any of its rights and obligations under this Agreement to any of its Affiliates in connection with a transfer of Common Stock; provided, further, that any Holder may assign its rights to the extent and as provided in Section 3.12.  No assignment by any party hereto of its rights and/or obligations hereunder shall relieve such party of its obligations hereunder.  Any attempted or purported assignment of this Agreement and/or any of the rights and obligations hereunder other than in accordance with this Section 6.4 shall be void ab initio.

SECTION 6.5.  Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 6.6.  Specific Performance.  Without limiting the provisions of Section 2.6, the parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy available thereto at law or in equity.

SECTION 6.7.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in the State of Delaware.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any state or federal court located in New Castle county, Delaware.

SECTION 6.8.  Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 6.9.  Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 6.10.  Effectiveness; Termination.  This Agreement shall become effective as of the date first written above upon the execution and delivery hereof by the Company, the Founder and the Purchasers, and shall terminate:  (a) by the mutual written agreement of the Company, the holders of a majority of the then outstanding Registrable Securities and, so long as Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, the Third Point Representative; or (b) at such time as no Registrable Securities are outstanding, unless at such time Third Point Owns, in the aggregate, not less than 7.5% of the then outstanding shares of Common Stock, in which case, by the mutual written agreement of the Company and the Third Point Representative; provided however that Article II and Sections 5.2, 5.3, 5.4 and 5.6 shall terminate at such time as Third Point no longer owns any Purchased Shares.

SECTION 6.11.  Waiver of Jury Trial.  Each party hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
AEP INDUSTRIES INC.

By:	/s/ Paul M. Feeney
Name: Paul M. Feeney
Title: Executive Vice President and Chief Financial Officer

PURCHASERS:
THIRD POINT PARTNERS QUALIFIED L.P.
By:	Third Point Advisors LLC,
its general partner

By:	/s/ Lloyd Blumberg
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

THIRD POINT PARTNERS L.P.
By:	Third Point Advisors LLC,
its general partner

By:	/s/ Lloyd Blumberg
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

BANZAI PARTNERS L.P.
By:	Third Point Advisors LLC,
its general partner

By:	/s/ Lloyd Blumberg
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

THIRD POINT OFFSHORE FUND, LTD.

By:	/s/ Lloyd Blumberg
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

POINTS WEST INTERNATIONAL INVESTMENTS LTD.

By:	/s/ Lloyd Blumberg
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

BANZAI OFFSHORE FUND, LTD.

By:	/s/ Lloyd Blumberg
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

Name: Bradley Louis Radoff

FOUNDER:

Name: J. Brendan Barba

EXECUTION VERSION

EXHIBIT A

Form of Proxy

IRREVOCABLE PROXY

Dated as of February 4, 2005

Reference is hereby made to that certain (i) Purchase and Sale Agreement, dated as of the date hereof, between the purchasers identified therein (the “Purchasers”), including the undersigned Purchasers (such undersigned Purchasers, the “Third Point Purchasers”), and Borden Holdings, LLC, a Delaware limited liability company (“Borden”), pursuant to which Borden sold, transferred and assigned to the Third Point Purchasers, and the Third Point Purchasers purchased from Borden, 681,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of AEP Industries Inc., a Delaware corporation (the “Company”), and (ii) Agreement, dated as of the date hereof (as amended from time to time, the “Agreement”), by and among the Company, the Purchasers and J. Brendan Barba, pursuant to which, among other things, the Company, the Purchasers and Mr. Barba agreed to certain matters relating to the Company and the Company granted to the Purchasers certain registration and other rights.

Mr. Barba is a Permitted Holder (as defined in that certain Indenture, dated as of November 19, 1997 (as amended from time to time, the “Indenture”), between the Company and The Bank of New York, as trustee).  For purposes of the Indenture, Mr. Barba, as a Permitted Holder, is the beneficial owner (within the meaning of the Indenture) of 1,339,289 shares of Common Stock (such shares, together with any other shares of Common Stock with respect to which Mr. Barba acquires such beneficial ownership, the “Barba Shares”).  As of the date hereof, each Third Point Purchaser is the beneficial and record owner of that number of shares (the “Proxy Shares”) of Common Stock set forth opposite its name on Schedule I attached to this Irrevocable Proxy in the column titled “Proxy Shares”, and is the beneficial and record owner of that total number of shares (the “Total Shares”) of Common Stock set forth opposite its name on such Schedule I in the column titled “Total Shares”.  As of the date hereof, the sum of the Barba Shares plus the Proxy Shares is greater than the difference of the Total Shares minus the Proxy Shares.  Pursuant to the Agreement, each Third Point Purchaser, in its capacity as the beneficial and record owner of such Proxy Shares, has agreed to grant to Mr. Barba an irrevocable proxy to vote the Proxy Shares upon the terms and subject to the conditions set forth herein.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Third Point Purchaser, intending to be legally bound, hereby irrevocably appoints and constitutes Mr. Barba as the sole and exclusive proxy of its Proxy Shares, with full power and authority to vote such Proxy Shares, or to consent or withhold consent with respect to the Proxy Shares, on any matter presented to the stockholders of the Company to the same extent and with the same effect as if such shares of Common Stock were registered in the name of Mr. Barba in the books and records of the Company and under any applicable laws and regulations governing the rights of stockholders of a Delaware corporation.  The proxy granted hereby shall be irrevocable and is coupled with an interest sufficient in law to support an irrevocable proxy (including, without limitation, such irrevocable proxy granted hereunder) and shall not be terminated by any act of the

Purchasers, by lack of appropriate power or authority or by the occurrence of any other event or events except as provided herein.

The irrevocable proxy granted hereunder shall terminate and be of no further force or effect upon the earliest to occur of:

(i)            November 15, 2007;

(ii)                                  the date on which the Company obtains each applicable Noteholder Waiver (as defined in the Agreement); and

(iii)                               the consummation by the Company of a Repayment (as defined in the Agreement).

provided, however, that, notwithstanding the foregoing, the irrevocable proxy granted hereunder shall terminate and be of no further force or effect with respect to any particular Proxy Share upon the sale, transfer or assignment of such Proxy Share to any Person (as defined in the Agreement) who is not a controlled Affiliate (as defined in the Agreement) of any Third Point Purchaser.  In the event that, after the date of this Irrevocable Proxy, any Third Point Purchaser acquires record or beneficial ownership of additional shares of Common Stock or sells or disposes of shares of Common Stock such that it is no longer the record or beneficial owner thereof, then the Third Point Purchasers will immediately adjust, if necessary, the number and amount of Proxy Shares subject to this Irrevocable Proxy so that thereupon and thereafter, the sum of the Barba Shares plus the Proxy Shares remains greater than the difference of the Total Shares minus the Proxy Shares.  Each Third Point Purchaser and Mr. Barba will take all actions reasonably requested by any Third Point Purchaser or Mr. Barba (as the case may be) to effect the foregoing adjustment.

In the event of the death or incapacity of Mr. Barba, then Mr. Barba will be substituted and replaced by either the administrator or representative of his estate or any of his lineal descendants or other Persons who are designated by the Company’s Board of Directors and whose designation in substitution and replacement of Mr. Barba will not result in a Change of Control (as defined in the Indenture).

The Third Point Purchasers agree and acknowledge that, subject to the Agreement, Mr. Barba, under this Irrevocable Proxy, has not agreed and will not be restricted in any manner from voting the Proxy Shares and utilizing his authority hereunder, including in a manner that may be opposed by the Third Point Purchasers or different than the votes and views of the Third Point Purchasers.

Each Third Point Purchaser represents and warrants to Mr. Barba that it is the beneficial and record owner of the Proxy Shares and the Total Shares set forth opposite its name on Schedule I attached hereto, it has full power and authority to execute and deliver this Irrevocable Proxy and it has not granted any proxies or other rights to any Person relating to its Proxy Shares that are inconsistent with the provisions of this Irrevocable Proxy.

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THIS IRREVOCABLE PROXY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED.  THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS IRREVOCABLE PROXY, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY HERETO SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS IRREVOCABLE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE.  EACH PARTY HERETO HEREBY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE HAVING SUBJECT MATTER JURISDICTION IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OTHER PARTY HERETO SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF, OR IN CONNECTION WITH, THIS IRREVOCABLE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE PARTIES HERETO ALSO AGREE THAT EACH SUCH PARTY MAY BRING COUNTERCLAIMS IN ANY SUIT, ACTION OR PROCEEDING BROUGHT AGAINST IT SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS IRREVOCABLE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.  PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY HERETO ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS IRREVOCABLE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the undersigned have executed this Irrevocable Proxy as of the date first above written.

THIRD POINT:

THIRD POINT PARTNERS QUALIFIED L.P.
By:	Third Point Advisors LLC, its general partner

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

THIRD POINT PARTNERS L.P.
By:	Third Point Advisors LLC, its general partner

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

BANZAI PARTNERS L.P.
By:	Third Point Advisors LLC, its general partner

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

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POINTS WEST INTERNATIONAL INVESTMENTS LTD.
By:
		Name:	Lloyd Blumberg
		Title:	Chief Financial Officer

BANZAI OFFSHORE FUND, LTD.

By:
		Name:	Lloyd Blumberg
		Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED:

Name: J. Brendan Barba

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SCHEDULE I
to
IRREVOCABLE PROXY
Proxy Shares

Purchaser	Proxy Shares	Total Shares
Third Point Partners Qualified L.P.	62,400	62,400
Third Point Partners L.P.	308,862	329,000
Points West International Investments Ltd.	227,000	227,000
Banzai Partners L.P.	25,300	25,300
Banzai Offshore Fund, Ltd.	37,300	37,300
Total	660,862	681,000

EXHIBIT B
Form of Release

This LIMITED RELEASE AND WAIVER, dated as of February 4, 2005 (this “Agreement”), among AEP Industries, Inc., a Delaware corporation (the “Company”),

Borden Holdings, LLC, a Delaware limited liability company (“Borden”), and the other persons or entities party hereto (the “Purchasers”).

WHEREAS, Borden has sold certain shares of common stock of the Company, par value $0.01 per share, to the Purchasers pursuant to the Purchase and Sale Agreement, dated as of the date hereof (the “Purchase and Sale Agreement”), among Borden and such Purchasers, a true, complete and correct copy of which is attached hereto.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and warranties herein contained, and for other good and valuable consideration, including the granting by the Purchasers of an Irrevocable Proxy, of even date herewith, to J. Brenden Barba, in each case, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Release and Waiver.

(a)           Company Release.  The Company hereby releases, discharges, and covenants not to sue Borden and each Purchaser, including each of their predecessors, parents, subsidiaries, affiliates, and related companies, and each of their respective past and present employees, directors, officers, attorneys, representatives, insurers, agents, successors, and assigns (including without limitation, with respect to Borden, Borden’s designees on the Company’s Board of Directors), from and with respect to any and all actions, causes of action, suits, liabilities, claims, and demands relating to the Purchase and Sale Agreement and/or consummation of the transactions contemplated thereby, whether known or unknown.  The Company acknowledges that it may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this Agreement.  Nevertheless, the Company hereby waives any right, claim, or cause of action that might arise as a result of such different or additional claims or facts.  The foregoing release and discharge does not restrict or apply, however, to any other actions, causes of action, suits, liabilities, claims and demands, whether known or unknown.

(b)           Borden Release.  Borden hereby releases, discharges, and covenants not to sue the Company, including its predecessors, parents, subsidiaries, affiliates, and related companies, and all of its and their respective past and present employees, directors, officers, attorneys, representatives, insurers, agents, successors, and assigns (other than the Purchasers) (individually and collectively the “Company Releasees”), from and with respect to any and all actions, causes of action, suits, liabilities, claims, and demands relating to the Purchase and Sale Agreement and/or consummation of the transactions contemplated thereby, whether known or unknown.  Borden acknowledges that it may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this Agreement.  Nevertheless, Borden hereby waives any right, claim, or cause of action that might arise as a result of such different or additional claims or facts.  The foregoing release and discharge does not restrict or apply,

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however, to any other actions, causes of action, suits, liabilities, claims and demands, whether known or unknown between or among any party hereto.

(c)           Purchaser Release.  Each Purchaser hereby releases, discharges, and covenants not to sue any of the Company Releasees (other than Borden) from and with respect to any and all actions, causes of action, suits, liabilities, claims, and demands relating to the representations and warranties made by Borden to such Purchaser under Section 2 of the Purchase and Sale Agreement, whether known or unknown.  Each Purchaser acknowledges that it may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Section 1(c) and which, if known or suspected at the time of executing this Agreement, may have materially affected this Agreement.  Nevertheless, each Purchaser hereby waives any right, claim, or cause of action that might arise as a result of such different or additional claims or facts.  The foregoing release and discharge does not restrict or apply, however, to any other actions, causes of action, suits, liabilities, claims and demands, whether known or unknown by, between or among any party hereto.

2.             Governing Law.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

3.             Governance Agreement.

Effective as of the date of this Agreement, Borden and the Company hereby terminate and release all of their respective rights, interests and claims, and all of such other party’s obligations owed to Borden or the Company, as applicable, under and in respect of the Governance Agreement, dated as of June 20, 1996, as amended through the date hereof, (“Governance Agreement”), provided, that the foregoing does not relate to the registration rights set forth in the Governance Agreement that were assigned under the Purchase and Sale Agreement in accordance with the Governance Agreement.  Each Purchaser hereby consents to such termination and release in accordance with Section 5(d) of the Purchase and Sale Agreement.

4.             Jurisdiction.

The parties agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of the State of Delaware or in the U.S. District Courts, in either case, located in Wilmington, Delaware and each party hereto hereby irrevocably accepts the exclusive personal jurisdiction of those courts for the purpose of any suit, action or proceeding.  In addition, each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have, to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in the State of Delaware or the U.S. District Courts located in Wilmington in the State of Delaware, and hereby further irrevocably

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waives any claim that any suit, action or proceedings brought in any such court has been brought in an inconvenient forum.

5.             Counterparts.

This Agreement may be executed in counterparts, each of which, taken together, will evidence the Agreement of the parties.

6.             Entire Agreement.

This Agreement sets forth the entire Agreement and understanding of the parties with respect to the subject make hereof, and supercedes and replaces any prior agreements or understandings relating thereto.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.

COMPANY:

AEP INDUSTRIES, INC.

By:
Name:
Title:

BORDEN:

BORDEN HOLDINGS, LLC

By:
Name:
Title:

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PURCHASERS:

THIRD POINT PARTNERS QUALIFIED L.P.

By:	Third Point Advisors LLC, its general partner

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

THIRD POINT PARTNERS L.P.

By:		Third Point Advisors LLC, its general partner

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

BANZAI PARTNERS L.P.

By:		Third Point Advisors LLC, its general partner

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

THIRD POINT OFFSHORE FUND, LTD.

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

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POINTS WEST INTERNATIONAL INVESTMENTS LTD.

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

BANZAI OFFSHORE FUND, LTD.

By:
	Name:	Lloyd Blumberg
	Title:	Chief Financial Officer

Name:	Bradley Louis Radoff

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